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                                                                      Exhibit 99




               CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jacob Pollock, Chief Executive Officer/Chief Financial Officer of RVM Industries, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

                         By: /s/ Jacob Pollock
                                 --------------
                                 Jacob Pollock
                                 Chief Executive Officer/Chief Financial Officer November 12, 2002

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